                                 EXHIBIT 10.1

                         WAIVER #1 TO CREDIT AGREEMENT
                             AMONG CONVERSE INC.,
                   BT COMMERCIAL CORPORATION, AS AGENT, AND
                         CERTAIN LENDERS NAMED THEREIN

                               Dated May 6, 1998


  This Waiver #1 to that certain Credit Agreement, dated as of May 21, 1997, as amended from time to time (collectively, "Credit Agreement"), by and among BT Commercial Corporation ("Agent"), the Lenders party thereto, and Converse Inc. ("Borrower") is entered into as of the date stated above by the Borrower, the Agent and the Lenders. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Credit Agreement.

                             W I T N E S S E T H:

    WHEREAS, the Agent, the Lenders and the Borrower are parties to the Credit Agreement; and

    WHEREAS, the Credit Agreement imposes certain financial covenants and restrictions on the Borrower; and

    WHEREAS, the Borrower has advised Agent that Borrower has failed to comply with one of the financial covenants of the Credit Agreement, and has requested, and the Agent and the Lenders have agreed, subject to the terms and conditions contained herein, to waive such non-compliance.

    NOW, THEREFORE, in consideration of good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Agent, the Lenders and the Borrower hereby agree as follows:

    I.  WAIVER REGARDING INTEREST COVERAGE RATIO.  The Agent and the Lenders
        ----------------------------------------
hereby waive Borrower's failure to comply with the provisions of Section 7.7 of the Credit Agreement for the fiscal quarter ended March, 1998. Such waiver is limited to Borrower's non-compliance with Section 7.7 for the fiscal quarter ended March, 1998 and is not a waiver with respect to any other fiscal quarter or any other provision of the Credit Agreement generally.


    2.  CONDITION PRECEDENT TO WAIVER.  The effectiveness of this Waiver is
        -----------------------------
conditioned on the payment by Borrower to Agent for the benefit of Lenders of a waiver fee in the amount of $100,000 contemporaneously with the execution and delivery of this Waiver.

    3. REAFFIRMATION. The Borrower hereby reaffirms to the Agent and each of the
       -------------
Lenders that, except as modified hereby, the Credit Agreement and all of the Credit Documents remain in full force and effect and have not been otherwise waived, modified or amended.
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  4.  GOVERNING LAW AND INTERPRETATION.  This Waiver has been delivered in
      --------------------------------
Chicago, Illinois, and shall be governed by and construed in accordance with the provisions of the Credit Agreement and the laws and decisions of the State of Illinois without giving effect to the conflict of law principles thereunder.

  5.  COUNTERPARTS.  This Waiver may be executed in one or more counterparts,
      ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Waiver may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

  IN WITNESS WHEREOF, each of the parties hereto has caused this Waiver to be duly executed and delivered as of the day and year first above written.




                                       BT COMMERCIAL
                                       CORPORATION, as Agent


                                       By: /s/ Frank Fazio
                                           ---------------
                                       Name:  Frank Fazio
                                       Title: Vice President


                                       BORROWER:
                                       --------

                                       CONVERSE INC.


                                       By:    /s/ Donald J. Camacho
                                              ---------------------
                                       Name:    Donald J. Camacho
                                       Title:   Senior Vice President


                                       LENDERS:
                                       --------

                                       BT COMMERCIAL CORPORATION


                                       By:    /s/ Frank Fazio
                                              ---------------
                                       Name:  Frank Fazio
                                       Title: Vice President

                                       LASALLE NATIONAL BANK


                                       By:    /s/ Christopher G. Clifford
                                              ---------------------------
                                       Name:  Christopher G. Clifford
                                       Title: Sr. Vice President


                                       HELLER FINANCIAL, INC.


                                       By:    /s/ Shyam Amladi
                                              ----------------
                                       Name:  Shyam Amladi
                                       Title: Sr. Vice President


                                       SANWA BUSINESS CREDIT
                                       CORPORATION


                                       By:    /s/ Michael J. Cox
                                              ------------------
                                       Name:  Michael J. Cox
                                       Title:    1st Vice President


                                       NATIONSBANK GEORGIA, N.A.


                                       By:    /s/ Gaye Stathis
                                              ----------------
                                       Name:  Gaye Stathis
                                       Title: Vice President


                                       FLEET CAPITAL CORPORATION


                                       By:    /s/ Jennifer S. Mellitt
                                              -----------------------
                                       Name:  Jennifer S. Mellitt
                                       Title: Vice President


                                       BNY FINANCIAL CORPORATION


                                       By:    /s/ Anthony Viola
                                              -----------------
                                       Name:  Anthony Viola
                                       Title: Vice President

                                       BANKBOSTON, N.A.


                                       By:    /s/ Frank Gianino
                                              -----------------
                                       Name:  Frank Gianino
                                       Title: Vice President



                                       FINOVA FINANCIAL CORPORATION


                                       By:    /s/ Brian Rujawitz
                                              ------------------
                                       Name:  Brian Rujawitz
                                       Title: Assistant Vice President